Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Oportun, Inc.

2 Circle Star Way

San Carlos, California 94070

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Oportun, Inc. (the “Company”) and Goldman Sachs & Co. LLC, Jefferies LLC, Morgan Stanley & Co. LLC and Natixis Securities Americas LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”), related to their evaluation of certain information with respect to a portfolio of consumer loans in connection with the proposed offering of Oportun Funding XIV, LLC, Asset Backed Fixed Rate Notes, Series 2021-A.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 5, 2021, representatives of the Company provided us with a consumer loan data file and related record layout containing data, as represented to us by the Company, as of the close of business February 3, 2021, with respect to 129,479 consumer loans (the “Statistical Loan File”).    At the Company’s instruction, we randomly selected 125 consumer loans from the Statistical Loan File (the “Sample Loans”) and performed certain comparisons and recomputations for each Sample Loan relating to the consumer loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1. Loan number (for identification purposes only) 2. Origination date 3. Original principal balance	4. Interest rate 5. Maturity date 6. State

We compared Characteristics 2. through 6. to the corresponding information set forth on or derived from the Fixed Rate Note (the “Note”).

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At your instruction, for purposes of the comparisons described above, with respect to Characteristic 3., differences of $100 or less are deemed to be “in agreement.” Further, for Sample Loans indicating a state (as set forth on the Note) of:

(i)	Texas:

(a)

if the Sample Loan has an (x) original principal balance (as set forth on the Statistical Loan File) that is less than or equal to $1,460 and an origination date (as set forth on the Note) on or after September 3, 2020; (y) original principal balance (as set forth on the Statistical Loan File) that is less than or equal to $1,400 and an origination date (as set forth on the Note) on or after September 6, 2018 and prior to September 3, 2020; or (z) original principal balance (as set forth on the Statistical Loan File) that is less than or equal $1,320 and an origination date (as set forth on the Note) prior to September 6, 2018, we compared the “Amount Financed” (as set forth on the Note) to the original principal balance (as set forth on the Statistical Loan File); or

(b)

if the Sample Loan has an (x) original principal balance (as set forth on the Statistical Loan File) that is greater than $1,460 and an origination date (as set forth on the Note) on or after September 3, 2020; (y) original principal balance (as set forth on the Statistical Loan File) that is greater than $1,400 and an origination date (as set forth on the Note) on or after September 6, 2018 and prior to September 3, 2020 or (z) original principal balance (as set forth on the Statistical Loan File) that is greater than $1,320 and an origination date (as set forth on the Note) prior to September 6, 2018, we compared the original principal balance (as set forth on the Statistical Loan File) to the sum of the (i) Amount Financed and (ii) “Administrative Fee (as set forth on the Note);

(ii)	Illinois or New Jersey, we compared the original principal balance (as set forth on the Statistical Loan File) to the Amount Financed (as set forth on the Note);

(iii)

Arizona, California, Utah, Nevada, Idaho, Missouri or Wisconsin, we compared the original principal balance (as set forth on the Statistical Loan File) to the sum of (x) the Amount Financed and (y) the Administrative Fee or Loan Origination Fee, as applicable (each as set forth on the Note);

(iv)	New Mexico:

(a)

if the Sample Loan has an (x) original principal balance (as set forth on the Statistical Loan File) that is less than or equal to $5,000 and an origination date (as set forth on the Note) on or after January 1, 2018 or (y) original principal balance (as set forth on the Statistical Loan File) that is less than or equal $2,500 and an origination date (as set forth on the Note) prior to January 1, 2018, we compared the Amount Financed (as set forth on the Note) to the original principal balance (as set forth on the Statistical Loan File); or

(b)

if the Sample Loan has an (x) original principal balance (as set forth on the Statistical Loan File) that is greater than $5,000 and an origination date (as set forth on the Note) on or after January 1, 2018 or (y) original principal balance (as set forth on the Statistical Loan File) that is greater than $2,500 and an origination date (as set forth on the Note) prior to January 1, 2018, we compared the original principal balance (as set forth on the Statistical Loan File) to the sum of (x) the Amount Financed and (y) Administrative Fee (each as set forth on the Note); and

(v)

Florida, if the Sample Loan has an origination date (as set forth on the Note) (i) on or after January 16, 2020, we compared the original principal balance (as set forth on the Statistical Loan File) to the difference between the (x) Amount Financed and (y) Florida Documentary Stamp Tax (each as set forth on the Note) or (ii) prior to January 16, 2020, we compared the original principal balance (as set forth on the Statistical Loan File) to the Amount Financed (as set forth on the Note).

The Note and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the consumer loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

February 16, 2021